Lease Commitments	12 Months Ended
Dec. 31, 2012
Leases [Abstract]
Lease Commitments

Note 9: Lease Commitments

The Company leases its operating facility under a lease agreement expiring February 28, 2015 and several smaller storage spaces on a month-to-month basis. The Company, as lessee, is required to pay for all insurance, repairs and maintenance and any increases in real property taxes over the lease period on the operating facility. The Company’s net rent expenses for the years ended December 31, 2012 and December 31, 2011 were approximately $228,000 and $206,000.

Minimum annual rentals on the operating facility for the fiscal years ending December 31 are as follows:

2013	$158,196
2014	158,196
2015	26,366
Total	$342,758